UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-10491
                                                     ---------------------

                         Nuveen Real Estate Income Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: December 31
                                           ------------------

                  Date of reporting period: December 31, 2004
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                 ANNUAL REPORT December 31, 2004


                        Nuveen Investments
                        Closed-End
                        Exchange-Traded
                        Funds

     NUVEEN
REAL ESTATE
INCOME FUND
        JRS

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HIGH CURRENT INCOME FROM A PORTFOLIO OF COMMERCIAL REAL ESTATE INVESTMENTS


Logo: Nuveen Investments

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

Timothy R. Schwertfeger
Chairman of the Board

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Chairman's
     LETTER TO SHAREHOLDERS

I am very pleased to report that for the year ended December 31, 2004, your Fund continued to provide you with attractive monthly distributions and diversified exposure to the real estate investment marketplace.

Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. Since one part of your portfolio may be going up when another is going down, portfolio diversification may help smooth your investment returns over time. In addition to providing regular monthly income, a real estate oriented investment like your Fund may help you achieve and benefit from greater portfolio diversification. Your financial advisor can explain these advantages in more detail. I urge you to contact him or her soon for more information on this important investment strategy.



"IN ADDITION TO PROVIDING REGULAR MONTHLY INCOME, A REAL ESTATE ORIENTED INVESTMENT LIKE YOUR FUND MAY HELP YOU ACHIEVE AND BENEFIT FROM GREATER PORTFOLIO DIVERSIFICATION."



I also urge you to consider receiving future Fund reports and other Fund information faster by using e-mails and the Internet. Sign up is quick and easy
- see the inside front cover of this report for instructions.

For more than 100 years, Nuveen has specialized in offering quality investments such as your Fund to those seeking to accumulate and preserve wealth. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you secure your long-term financial goals. We thank you for choosing us as a partner as you work toward that objective.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

February 15, 2005

Nuveen Real Estate Income Fund
(JRS)

Portfolio Managers'
        PERSPECTIVE



The Nuveen Real Estate Income Fund is subadvised by a team of real estate investment professionals at Security Capital Research & Management Incorporated, a part of JPMorgan Fleming Asset Management, which is the asset management business of JPMorgan Chase & Co. Tony Manno and Ken Statz, who each have more than 21 years' experience in managing real estate investments, lead the team. Here they review the economic environment, key investment strategies and performance of the Fund for the 12-month period ended December 31, 2004.


WHAT WERE THE GENERAL ECONOMIC AND MARKET CONDITIONS DURING THE YEAR ENDED DECEMBER 31, 2004?

Entering the year, a prolonged period of economic weakness had left many commercial real estate operating markets and property sectors around the United States under significant stress. Especially affected were those sectors for which business investment and job creation play a key role in creating and sustaining marginal demand, such as office buildings and hotels. In contrast, malls and smaller shopping centers, which tend to be more influenced by consumer behavior, continued to experience healthy operating fundamentals.

Throughout 2004, U.S. economic activity improved. New jobs began to emerge with consistency, raising the possibility that, from an operating perspective, a new cycle may be beginning for the hardest hit real estate property types. New supply additions remained largely in balance during the recent downturn, leading some to believe that any increases in demand as the economy improves may ultimately lead to higher occupancy levels. This, in turn, could mean potentially increased cash flow and dividend coverage for many real estate operating companies.

Accompanying these developments was a shift toward higher interest rate expectations by many market participants. In particular, we believe factors like the Federal Reserve's five increases in the fed funds rate over the course of 2004 had a dramatic affect on the actions and expectations of shorter-term-focused real estate securities investors. (On February 2, 2005, after the close of this reporting period, the Federal Reserve raised the fed funds rate by another 0.25% to 2.50%.) As a result, we saw unusually high volatility and trading volumes for real estate securities at various times throughout the year, and there was a significant dispersion of overall performance among property and security types.

WITHIN THIS ENVIRONMENT, WHAT WAS YOUR OVERALL MANAGEMENT STRATEGY AND WHAT WERE SOME OF THE PRIMARY TACTICS?

During 2004, we continued to focus on identifying and owning securities that we believed were best positioned to generate sustainable income and potential price appreciation. In managing the Fund's portfolio, we sought to maintain significant diversification while taking into account credit quality issues, sector and geographic exposure, and allocations among various types of securities. Every trading decision was based on a multi-layered analysis of the company, the real estate it owned, its management, and the relative price of the security.

The ability to shift allocations between preferred and common stocks based on the relative attractiveness of these two distinct markets was an important tactic in managing JRS for income and long-term capital appreciation. As operating fundamentals began to turn the corner in 2004, our research indicated a shift in the risk and reward characteristics of common stocks versus preferred stocks. Acting on this analysis, especially in the latter half of the year, we tilted the portfolio toward common stocks, especially those of companies that we thought exhibited the greatest potential in an improving economy. From January 1, 2004 to December 31, 2004, the allocation toward common stocks increased from 65% of investments to 73%.

HOW DID THE FUND PERFORM?

Fund performance results, as well as the performance of a relevant index, are shown in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE
For the 12-month period ended December 31, 2004

JRS                                 30.12%
--------------------------------------------------------------------------------
Dow Jones Wilshire
Real Estate Securities
Index1                              34.81%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. Returns do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or upon the sale of Fund shares.

The Fund provided a very attractive total return on net asset value over the 12-month period, although its performance trailed the Dow Jones Wilshire index. Most of the gains


1 The Dow Jones Wilshire Real Estate Securities Index is an unmanaged index comprised of publicly-traded REITs and other real estate operating companies.

in the Fund and the index occurred in the last six months of the year as the economy continued to improve.

Since 2003, we had been gradually and selectively shifting the portfolio's property type weightings from a largely defensive posture to one that we think better positions it with respect to a growing economy. From January 1 to December 31, 2004, this resulted in an increase in our allocation toward more cyclically sensitive mall and apartment companies (from 12.9% to 14.1% of the portfolio, and from 17.3% to 19.3%, respectively), and a decrease in the allocation to the more defensive office buildings and shopping center sectors (from 37.7% to 30.4% of the portfolio, and from 12.2% to 7.2%, respectively).

Returns by property sector in 2004 began to reflect the value of this strategic shift. According to the Dow Jones Wilshire Real Estate Securities Index, mall companies outperformed substantially in 2004 relative to the wider real estate securities universe, while office companies underperformed. Apartment companies generally performed in line with the universe - however, the portfolio's specific holdings in this area generally outperformed.

At the same time, the portfolio's selections among diversified companies (i.e. those not specializing in any one property type) did not perform nearly as well as the rest of the universe, and consequently negatively impacted the Fund's total return performance over this period.

While much of our emphasis was on finding attractive REIT common stocks, REIT preferred stock remained an important component of the income and appreciation performance of JRS. REIT preferred stocks are not included in the Dow Jones Wilshire index. While we believe REIT preferred stocks helped the Fund's overall risk profile, they did create a small drag on performance when compared with an all common stock REIT and real estate index.

Another factor benefiting Fund performance over the past year was the Fund's use of financial leverage. Using this strategy, the Fund effectively borrowed money by issuing Taxable Auctioned Preferred shares that paid shorter-term rates and invested those proceeds in its portfolio of real estate company common stocks and preferred stocks.

While this strategy had the potential to add volatility to the Fund's NAV and share price, this leveraging substantially enhanced total returns during the period by amplifying the already strong return performance of the Fund's portfolio investments.

HOW ABOUT THE FUND'S MONTHLY DISTRIBUTIONS AND SHARE PRICE?

The Fund's financial leverage, described immediately above, can increase share price volatility, but also can enhance Fund returns and supplement the income available to pay common shareholder distributions. This leveraging strategy provided incremental income and helped enhance shareholder distributions over the 12-month period.

On September 1, 2004, the Fund announced that it had adopted a managed distribution policy. Under this policy, the Fund's monthly distributions now are determined based primarily on investment income generated by its underlying securities as well as on realized capital gains and/or returns of capital representing unrealized capital gains. The Fund had built a significant balance of realized and unrealized capital gains since its inception in 2001, and we believed it was in the best interests of our shareholders to distribute a portion of the capital appreciation embedded in the Fund during the course of the year, rather than in a lump-sum distribution at the end of the year.

As a result of these strategies and policies, the Fund was able to increase its regular monthly distribution in September 2004 to $0.135 per share from $0.115 per share.

As of December 31, 2004, the Fund was trading at a -7.61% discount to its net asset value, compared with an average discount of -6.37% for the entire 12-month period.

Nuveen Real Estate Income Fund
JRS

Performance
     OVERVIEW  As of December 31, 2004



Pie Chart:
PORTFOLIO ALLOCATION
(as a % of total investments)
Common Stocks                  72.7%
Preferred Stocks               26.8%
Repurchase Agreements           0.5%

Bar Chart:
2004 MONTHLY DISTRIBUTIONS PER SHARE
Jan                            0.115
Feb                            0.115
Mar                            0.115
Apr                            0.115
May                            0.115
Jun                            0.115
Jul                            0.115
Aug                            0.115
Sep                            0.135
Oct                            0.135
Nov                            0.135
Dec                            0.135

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
1/1/04                        18.53
                              18.63
                              18.69
                              18.75
                              18.75
                              18.75
                              18.88
                              18.49
                              18.6
                              18.46
                              18.69
                              18.85
                              18.85
                              18.65
                              18.69
                              18.84
                              18.89
                              18.91
                              19
                              18.94
                              18.94
                              19.1
                              19.13
                              19
                              18.94
                              19.04
                              19.1
                              19.19
                              18.98
                              18.9
                              18.75
                              18.68
                              18.59
                              18.39
                              18.26
                              17.52
                              17.62
                              17.97
                              18.36
                              18.55
                              18.55
                              18.6
                              18.7
                              19
                              19.05
                              19.13
                              19.17
                              19.12
                              19.1
                              19.1
                              19.11
                              18.95
                              19.05
                              19.08
                              19.18
                              19.24
                              19.1
                              18.88
                              19.19
                              19.1
                              19.18
                              19.16
                              19.21
                              19.28
                              19.35
                              19.3
                              17.98
                              17.32
                              17.81
                              18
                              16.8
                              16.07
                              15.85
                              16.27
                              16.77
                              16.6
                              16.06
                              15.95
                              16.11
                              16.01
                              15.81
                              15.76
                              15.78
                              15.79
                              15.85
                              15.86
                              16.07
                              16.16
                              15.99
                              15.15
                              14.95
                              15.26
                              15.36
                              15.56
                              15.91
                              15.8
                              15.95
                              15.97
                              16
                              16.12
                              16.22
                              16.3
                              16.45
                              16.59
                              16.69
                              16.69
                              16.68
                              16.75
                              16.88
                              16.85
                              16.87
                              16.83
                              16.83
                              16.6
                              15.97
                              16.19
                              16.18
                              16.16
                              16.17
                              16.35
                              16.44
                              16.7
                              16.65
                              16.55
                              16.63
                              16.63
                              16.83
                              16.92
                              16.98
                              17
                              17.12
                              17.18
                              17.17
                              17.27
                              17.08
                              16.99
                              17.08
                              17.18
                              17.34
                              17.39
                              17.27
                              17.17
                              17.05
                              16.95
                              17.06
                              17.04
                              17.15
                              17.44
                              17.44
                              17.43
                              17.5
                              17.5
                              17.55
                              17.3
                              17.38
                              17.52
                              17.47
                              17.47
                              17.58
                              17.5
                              17.68
                              17.9
                              17.81
                              17.9
                              17.9
                              17.89
                              17.83
                              17.86
                              17.95
                              18.04
                              18.15
                              18.25
                              18.69
                              19.07
                              19.1
                              19.04
                              18.8
                              18.83
                              18.69
                              18.68
                              18.66
                              18.78
                              18.86
                              18.91
                              18.68
                              18.8
                              18.82
                              18.94
                              18.81
                              18.93
                              18.99
                              19.07
                              19.24
                              19.37
                              19.27
                              19.38
                              19.38
                              19.42
                              19.59
                              19.63
                              19.45
                              19.53
                              19.68
                              19.82
                              19.89
                              19.75
                              19.92
                              20
                              19.91
                              20
                              19.99
                              20.05
                              20.02
                              20.02
                              20.25
                              20.2
                              20.45
                              20.61
                              19.4
                              18.96
                              19.18
                              19.4
                              19.68
                              19.89
                              19.91
                              19.9
                              19.71
                              19.65
                              19.68
                              19.74
                              19.99
                              20.14
                              20.18
                              20.2
                              20.24
                              20.49
                              20.62
                              20.78
                              20.9
                              20.66
                              20.7
                              20.85
                              20.99
                              20.75
                              20.88
                              20.75
                              20.76
                              20.62
                              20.4
                              20.41
                              20.45
                              20.64
                              20.65
                              20.62
                              20.46
                              20.64
12/31/04                      20.75


FUND SNAPSHOT
------------------------------------
Share Price                   $20.75
------------------------------------
Common Share Net Asset Value  $22.46
------------------------------------
Premium/(Discount) to NAV     -7.61%
------------------------------------
Market Yield1                  7.81%
------------------------------------
Net Assets Attributable to
Common Shares ($000)        $631,979
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Office                         30.4%
------------------------------------
Apartments                     19.3%
------------------------------------
Regional Malls                 14.1%
------------------------------------
Healthcare                     10.2%
------------------------------------
Diversified                     8.4%
------------------------------------
Shopping Centers                7.2%
------------------------------------
Hotel                           4.7%
------------------------------------
Repurchase Agreements           0.5%
------------------------------------
Other                           5.2%
------------------------------------

TOP FIVE COMMON STOCK ISSUERS
(as a % of total investments)
------------------------------------
The Macerich Company            8.2%
------------------------------------
Mack-Cali Realty Corporation    7.7%
------------------------------------
Arden Realty, Inc.              6.5%
------------------------------------
HRPT Properties Trust           5.8%
------------------------------------
Nationwide Health
  Properties, Inc.              5.7%
------------------------------------

TOP FIVE PREFERRED STOCK ISSUERS
(as a % of total investments)
------------------------------------
Crescent Real Estate Equities
Company                         5.7%
------------------------------------
Apartment Investment &
Management Company              3.8%
------------------------------------
Home Properties, Inc.           3.2%
------------------------------------
LaSalle Hotel Properties        2.0%
------------------------------------
PS Business Parks, Inc.         1.7%
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/01)
------------------------------------
            ON SHARE PRICE    ON NAV
------------------------------------
1-Year            19.80%      30.12%
------------------------------------
Since Inception   20.36%      25.16%
------------------------------------

1 Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. REIT distributions received by the Fund are generally comprised of investment income, long-term and short-term capital gains and a REIT return of capital. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM



TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
NUVEEN REAL ESTATE INCOME FUND

We have audited the accompanying statement of assets and liabilities of Nuveen Real Estate Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, for the period from November 1, 2003 to December 31, 2003 and for the year ended October 31, 2003, and the financial highlights for the year then ended, for the period from November 1, 2003 to December 31, 2003, for the year ended October 31, 2003 and for the period from November 15, 2001 (commencement of operations) to October 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Real Estate Income Fund at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the period from November 1, 2003 to December 31, 2003 and for the year ended October 31, 2003, and the financial highlights for the year then ended, for the period from November 1, 2003 to December 31, 2003, for the year ended October 31, 2003 and for the period from November 15, 2001 (commencement of operations) to October 31, 2002, in conformity with U.S. generally accepted accounting principles.

                                                            /s/Ernst & Young LLP

Chicago, Illinois
February 17, 2005

                        Nuveen Real Estate Income Fund (JRS)
                        Portfolio of
                                INVESTMENTS December 31, 2004
                                                                                                                             MARKET
       SHARES   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS - 92.5% (72.7% OF TOTAL INVESTMENTS)

                APARTMENTS - 15.4%

      526,300   Amli Residential Properties Trust                                                                      $ 16,841,600

      215,300   Apartment Investment & Management Company, Series A                                                       8,297,662

      870,000   Archstone-Smith Trust                                                                                    33,321,000

      516,400   AvalonBay Communities, Inc.                                                                              38,884,920

------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED - 0.7%

      326,000   Spirit Finance Corporation                                                                                4,123,900

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 12.4%

    1,912,300   Nationwide Health Properties, Inc.                                                                       45,417,125

    1,740,300   Senior Housing Properties Trust                                                                          32,961,282

------------------------------------------------------------------------------------------------------------------------------------
                HOTEL - 0.9%

      492,564   Hersha Hospitality Trust                                                                                  5,639,858

------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL - 3.3%

      517,100   First Industrial Realty Trust, Inc.                                                                      21,061,483

------------------------------------------------------------------------------------------------------------------------------------
                OFFICE - 33.0%

    1,388,800   Arden Realty, Inc.                                                                                       52,385,536

    3,642,100   HRPT Properties Trust                                                                                    46,728,143

    1,351,500   Mack-Cali Realty Corporation                                                                             62,209,545

      298,100   Maguire Properties, Inc.                                                                                  8,185,826

    1,205,600   Reckson Associates Realty Corporation                                                                    39,555,736

------------------------------------------------------------------------------------------------------------------------------------
                REGIONAL MALLS - 15.7%

    1,205,600   Glimcher Realty Trust                                                                                    33,407,176

    1,044,100   The Macerich Company                                                                                     65,569,480

------------------------------------------------------------------------------------------------------------------------------------
                SHOPPING CENTERS - 8.0%

      378,000   Cedar Shopping Centers Inc.                                                                               5,405,400

      413,800   Federal Realty Investment Trust                                                                          21,372,770

      880,300   New Plan Excel Realty Trust                                                                              23,838,524

------------------------------------------------------------------------------------------------------------------------------------
                STORAGE - 3.1%

       76,900   Public Storage, Inc., Series A                                                                            2,207,799

      984,200   U-Store It Trust                                                                                         17,075,870

------------------------------------------------------------------------------------------------------------------------------------

                 Total Common Stocks (cost $357,470,917)                                                                584,490,635
------------------------------------------------------------------------------------------------------------------------------------


                                       10


                                                                                                                             MARKET
       SHARES   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PREFERRED STOCKS - 34.1% (26.8% OF TOTAL INVESTMENTS)

                APARTMENTS - 9.3%

                Apartment Investment & Management Company:
      803,500    Series R, 10.000%                                                                                     $ 21,397,205
      380,000    Series U, 7.750%                                                                                         9,454,400

      945,000   Home Properties, Inc., Series F, 9.000%                                                                  25,893,000

       51,300   United Dominion Realty Trust, Series B, 8.600%                                                            1,382,535


------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED - 10.1%

                Crescent Real Estate Equities Company:
    1,031,300    Series A (Convertible), 6.750%                                                                          22,987,677
      850,000    Series B, 9.500%                                                                                        22,695,000

      150,000   Lexington Corporate Properties Trust, Series B, 8.050%                                                    3,987,000

      497,623   PS Business Parks, Inc., Series F, 8.750%                                                                13,373,618


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 0.5%

       32,558   Nationwide Health Properties, Inc., Series A, 7.677%                                                      3,459,288


------------------------------------------------------------------------------------------------------------------------------------
                HOTEL - 5.0%

      130,000   Ashford Hospitality Trust, Series A, 8.550%                                                               3,367,000

      360,000   Boykin Lodging Company, Series A, 10.500%                                                                10,116,000

      592,000   LaSalle Hotel Properties, Series A, 10.250%                                                              16,220,800

       82,000   WestCoast Hospitality Corporation, Series A, 9.500%                                                       2,164,800


------------------------------------------------------------------------------------------------------------------------------------
                OFFICE - 5.6%

                Alexandria Real Estate Equities Inc:
       95,400    Series B, 9.100%                                                                                         2,575,800
      160,000    Series C, 8.375%                                                                                         4,255,008

      200,000   Corporate Office Properties Trust, Series G, 8.000%                                                       5,300,000

       12,141   Highwoods Properties, Inc., Series A, 8.625%                                                             13,078,140

      406,000   Maguire Properties, Inc., Series A, 7.625%                                                               10,393,600


------------------------------------------------------------------------------------------------------------------------------------
                REGIONAL MALLS - 2.2%

                Glimcher Realty Trust:
      113,000    Series F, 8.750%                                                                                         2,943,650
       50,000    Series G, 8.125%                                                                                         1,289,500

                The Mills Corp.:
      115,200    Series C, 9.000%                                                                                         3,202,560
      213,000    Series E, 8.750%                                                                                         6,040,680

       24,500   Taubman Centers, Inc., Series A, 8.300%                                                                     624,995


------------------------------------------------------------------------------------------------------------------------------------
                SHOPPING CENTERS - 1.2%

      160,000   Cedar Shopping Centers Inc., 8.875%                                                                       4,270,000

      125,000   Saul Centers, Inc., Series A, 8.000%                                                                      3,343,750


------------------------------------------------------------------------------------------------------------------------------------
                STORAGE - 0.2%

                Shurgard Storage Centers, Inc:
       30,000    Series C, 8.700%                                                                                           775,500
       24,600    Series D, 8.750%                                                                                           651,653
------------------------------------------------------------------------------------------------------------------------------------
                Total Preferred Stocks (cost $197,895,365)                                                              215,243,159
                --------------------------------------------------------------------------------------------------------------------


                                       11


                        Nuveen Real Estate Income Fund (JRS) (continued)
                              Portfolio of INVESTMENTS December 31, 2004

    PRINCIPAL                                                                                                                MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                REPURCHASE AGREEMENTS (COST $3,942,248) - 0.6% (0.5% OF TOTAL INVESTMENTS)

                State Street Bank, 1.000%, dated 12/31/04, due 1/03/05, repurchase price $3,942,577,
$       3,942    collateralized by $2,555,000 U.S. Treasury Bonds, 10.625%, due 8/15/15, value $4,022,130              $  3,942,248
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $559,308,530) - 127.2%                                                          803,676,042
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.0%                                                                        302,995
                --------------------------------------------------------------------------------------------------------------------
                Taxable Auctioned Preferred Shares, at Liquidation Value - (27.2%)                                     (172,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $631,979,037
                ====================================================================================================================

                INTEREST RATE SWAP CONTRACTS OUTSTANDING AT DECEMBER 31, 2004:
                                                                                                                         UNREALIZED
                                                           NOTIONAL                                   TERMINATION      APPRECIATION
                COUNTERPARTY                                 AMOUNT     FIXED RATE   FLOATING RATE*          DATE     (DEPRECIATION)
                --------------------------------------------------------------------------------------------------------------------
                Citigroup N.A.                          $43,000,000         4.0225%         1.3600%       2/07/05       $  (124,390)
                Citigroup N.A.                           43,000,000         4.8000          1.3600        2/06/07        (1,322,116)
                Citigroup N.A.                           43,000,000         5.1900          1.3600        2/06/09        (2,427,716)
                --------------------------------------------------------------------------------------------------------------------
                                                                                                                        $(3,874,222)
                ====================================================================================================================

                * Based on LIBOR (London Inter-Bank Offered Rates).



                (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                                 See accompanying notes to financial statements.

                        Statement of
                             ASSETS AND LIABILITIES December 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $559,308,530)                                                                       $803,676,042
Dividends and interest receivable                                                                                         4,751,037
Other assets                                                                                                                 23,057
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                                      808,450,136
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Interest rate swaps, at value                                                                                              3,874,222
Accrued expenses:
   Management fees                                                                                                          394,456
   Other                                                                                                                    163,598
Taxable Auctioned Preferred share dividends payable                                                                          38,823
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                                   4,471,099
------------------------------------------------------------------------------------------------------------------------------------
Taxable Auctioned Preferred shares, at liquidation value                                                                172,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                                                 $631,979,037
====================================================================================================================================
Common shares outstanding                                                                                                28,136,413
====================================================================================================================================
Net asset value per Common share outstanding (net assets applicable to
   Common shares, divided by Common shares outstanding)                                                                $      22.46
====================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                                                                $    281,364
Paid-in surplus                                                                                                         391,025,257
Undistributed net investment income                                                                                         179,126
Accumulated net realized gain from investments and interest rate swaps                                                           --
Net unrealized appreciation (depreciation) of investments and interest rate swaps                                       240,493,290
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                                                 $631,979,037
====================================================================================================================================
Authorized shares:
   Common                                                                                                                 Unlimited
   Taxable Auctioned Preferred                                                                                            Unlimited
====================================================================================================================================


                                 See accompanying notes to financial statements.


                        Statement of
                             OPERATIONS Year Ended December 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                                                                              $ 29,969,669
Interest                                                                                                                    111,705
------------------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                                  30,081,374
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                                           6,419,524
Taxable Auctioned Preferred shares - auction fees                                                                           431,177
Taxable Auctioned Preferred shares - dividend disbursing agent fees                                                          23,448
Shareholders' servicing agent fees and expenses                                                                               3,446
Custodian's fees and expenses                                                                                               144,652
Trustees' fees and expenses                                                                                                  34,865
Professional fees                                                                                                            24,499
Shareholders' reports - printing and mailing expenses                                                                       126,035
Stock exchange listing fees                                                                                                   2,424
Investor relations expense                                                                                                  112,110
Other expenses                                                                                                               28,837
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                                                      7,351,017
   Custodian fee credit                                                                                                        (519)
   Expense reimbursement                                                                                                 (2,164,436)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                              5,186,062
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                    24,895,312
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from investments                                                                                       18,980,955
Net realized gain (loss) from interest rate swaps                                                                        (4,017,763)
Change in net unrealized appreciation (depreciation) of investments                                                     109,849,162
Change in net unrealized appreciation (depreciation) of interest rate swaps                                               3,346,462
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                                                                                        128,158,816
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO TAXABLE AUCTIONED PREFERRED SHAREHOLDERS
From net investment income                                                                                               (1,353,325)
From accumulated net realized gains from investments                                                                     (1,218,577)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from distributions to Taxable Auctioned Preferred shareholders        (2,571,902)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from operations                                                 $150,482,226
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                             CHANGES IN NET ASSETS
                                                                                                     FOR THE PERIOD
                                                                                                           11/01/03
                                                                                         YEAR ENDED         THROUGH      YEAR ENDED
                                                                                           12/31/04        12/31/03        10/31/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                  $ 24,895,312     $ 3,420,799    $ 24,030,692
Net realized gain from investments                                                       18,980,955       2,731,047      14,955,847
Net realized gain (loss) from interest rate swaps                                        (4,017,763)             --              --
Change in net unrealized appreciation (depreciation) of investments                     109,849,162      36,408,836     106,540,733
Change in net unrealized appreciation (depreciation) of interest rate swaps               3,346,462         (30,461)      1,684,638
Distributions to Taxable Auctioned Preferred shareholders:
   From net investment income                                                            (1,353,325)       (205,848)     (1,534,591)
   From accumulated net realized gains from investments                                  (1,218,577)       (137,777)       (666,002)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from operations                  150,482,226      42,186,596     145,011,317
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                              (19,333,368)       (400,409)    (27,213,445)
From accumulated net realized gains from investments                                    (17,762,374)     (2,353,670)    (11,530,158)
Tax return of capital                                                                    (3,983,421)     (3,717,296)     (1,129,210)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from distributions to
   Common shareholders                                                                  (41,079,163)     (6,471,375)    (39,872,813)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders due to reinvestment
   of distributions                                                                              --          46,398         382,555
Taxable Auctioned Preferred shares offering costs                                                --              --           3,544
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from capital share transactions           --          46,398         386,099
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares                                  109,403,063      35,761,619     105,524,603
Net assets applicable to Common shares at the beginning of year                         522,575,974     486,814,355     381,289,752
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of year                              $631,979,037    $522,575,974    $486,814,355
====================================================================================================================================
Undistributed (Over-distribution of) net investment income at the end of year          $    179,126    $    (11,730)   $ (2,826,809)
====================================================================================================================================


                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

Nuveen Real Estate Income Fund (the "Fund") is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the American Stock Exchange and trade under the ticker symbol "JRS." The Fund was organized as a Massachusetts business trust on August 27, 2001.

The Fund seeks to provide high current income by investing primarily in a portfolio of income-producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies, such as Real Estate Investment Trusts ("REITs").

The Board of Trustees of the Fund approved a change in the Fund's fiscal year end from October 31 to December 31 upon completion of the Fund's October 31, 2003 fiscal year.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. Prices of interest rate swaps are also provided by an independent pricing service approved by the Fund's Board of Trustees. If the pricing service is unable to supply a price for an interest rate swap the Fund may use a market quote provided by a major broker/dealer in such investments. If it is determined that market prices for an investment are unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish a fair value for the investment. In establishing a fair value, the Board of Trustees, or its designee, will use a wide variety of market data including yields or prices of comparable securities, indications of value from security dealers, general market conditions and other information and analysis. Short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Income Taxes

The Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Commencing with the Fund's September 1, 2004 dividend declaration, payable October 1, 2004, the Fund intends to make monthly cash distributions to Common Shareholders of a stated dollar amount based primarily on the Fund's net investment income but also secondarily on net realized capital gains and /or on net unrealized capital gains in the Fund's portfolio (stated in terms of a fixed cents per Common Share dividend rate) ("Managed Distribution Policy"). The Fund seeks to maintain a stable dividend level, subject to approval and oversight by the Fund's Board of Trustees. Distributions will be made only after paying any accrued dividends or making any redemption or liquidation payments to Taxable Auctioned Preferred shares, if any, and interest and required principal payments on borrowings, if any. Under the Managed Distribution Policy, if, for any monthly distribution, net investment income and net realized capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets and would be treated by shareholders as a return of capital for tax purposes. The final determination of the source of all distributions for the year will be made after the end of the year.

REIT distributions received by the Fund are generally comprised of investment income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during a period are not known until after the fiscal year-end of the Fund. For the twelve months ended December 31, 2004, the character of distributions to the Fund from the REITs was 58.07% ordinary income, 25.75% long-term and short-term capital gains, and 16.18% return of REIT capital. For the twelve months ended December 31, 2003, the character of distributions to the Fund from the REITs was 69.69% ordinary income, 12.66% long-term and short-term capital gains, and 17.65% return of REIT capital.

For the fiscal year ended October 31, 2003, the Fund applied a percentage estimate for the breakdown of income type, to its receipts from the REITs and treated as income in the Statement of Operations only the amount of ordinary income so calculated. The Fund adjusted that estimated breakdown of income type (and consequently its net investment income) as necessary early in the following calendar year when the REITs informed their shareholders of the actual breakdown of income type. For the fiscal periods ended December 31, 2003 and December 31, 2004, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITS. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

During the fiscal year ended October 31, 2003, the Fund treated each distribution to its shareholders from the portfolio REITs as being entirely from net investment income. The Fund recharacterized those distributions as being from ordinary income, long-term and short-term capital gains, and return of capital, if necessary, at the beginning of the subsequent calendar year, based upon the income type breakdown information conveyed at that time by the REITs whose securities were held in the Fund's portfolio. Recharacterizations are reflected in the accompanying financial statements. For the fiscal periods ended December 31, 2003 and December 31, 2004, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to the distributions paid to the Fund shareholders.

Taxable Auctioned Preferred Shares

The Fund has issued and outstanding 1,720 Series M, 1,720 Series T, 1,720 Series W and 1,720 Series F, Taxable Auctioned Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate on each series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable weekly at the end of each rate period.

Notes to
    FINANCIAL STATEMENTS (continued)



Interest Rate Swap Transactions

The Fund is authorized to enter into hedging transactions, including interest rate swap transactions. The Fund's use of interest rate swap transactions is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap transactions involve the Fund's agreement with the counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on Taxable Auctioned Preferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. The Fund helps manage the credit risks associated with interest rate swap transactions by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the swap counterparties.

Due to recent clarification provided by the SEC to regulated investment companies, effective with the current reporting period, the Fund changed the way it presents net interest expense on interest rate swap transactions in the financial statements. In the December 31, 2004, financial statements net interest expense amounts paid are included in "Net realized gain (loss) from interest rate swaps". Net interest expense amounts accrued, but not yet paid, at December 31, 2004, are included in "Change in net unrealized appreciation (depreciation) of interest rate swaps". Previously, net interest expense was presented in "Expenses" and reported as "Net interest expense on interest rate swaps". This reclassification does not alter the tax treatment of interest rate payments on swap transactions which is to include such payments as operating expenses for tax purposes. For the fiscal year ended December 31, 2004, this reclassification, for financial reporting purposes only, resulted in a $4,235,732 increase to net investment income, a $4,017,763 decrease to net realized gain (loss) from interest rate swaps and a $217,969 decrease to change in net unrealized appreciation (depreciation) of interest rate swaps.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund had not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

The Fund did not engage in transactions in its own shares during the fiscal year ended December 31, 2004.

During the two months ended December 31, 2003, 2,658 Common shares were issued to shareholders due to reinvestment of distributions.

During the fiscal year ended October 31, 2003, 24,199 Common shares were issued to shareholders due to reinvestment of distributions.

3. SECURITIES TRANSACTIONS

Purchases and sales of investments (excluding short-term investments) during the fiscal year ended December 31, 2004, aggregated $97,657,912 and $97,701,129, respectively.

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recording income and in recognizing certain gains and losses on security transactions.

At December 31, 2004, the cost of investments owned was $559,308,530.

The net unrealized appreciation of investments at December 31, 2004, aggregated $244,367,512, of which $244,413,112 related to appreciated securities and $45,600 related to depreciated securities.

Notes to
    FINANCIAL STATEMENTS (continued)



The tax components of undistributed net ordinary income and net realized gains at December 31, 2004, were as follows:
--------------------------------------------------------------------------------
Undistributed net ordinary income *                                          $--
Undistributed net long-term capital gains                                     --
================================================================================

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal periods ended December 31, 2004, December 31, 2003 and October 31, 2003, was designated for purposes of the dividends paid deduction as follows:

FISCAL YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
Distributions from net ordinary income *                             $20,708,231
Distributions from net long-term capital gains                        18,932,319
Tax return of capital                                                  3,983,421
================================================================================

FOR THE TWO MONTHS ENDED
DECEMBER 31, 2003
--------------------------------------------------------------------------------
Distributions from net ordinary income *                              $3,904,970
Distributions from net long-term capital gains                         2,435,010
Tax return of capital                                                  3,717,296
================================================================================

FISCAL YEAR ENDED OCTOBER 31, 2003
--------------------------------------------------------------------------------
Distributions from net ordinary income *                             $33,787,266
Distributions from net long-term capital gains                         7,156,788
Tax return of capital                                                  1,129,210
================================================================================

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

As approved by the Board of Trustees, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen") and its affiliates. This fee structure separates each fund's management fee into two components - a complex-level component, based on the aggregate amount of all funds assets managed by the Adviser and its affiliates, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As a consequence of this new management fee structure, the funds' effective management fees were reduced by approximately ..009% as of January 31, 2005.

Effective August 1, 2004, the annual fund-level fee, payable monthly, for the Fund is based upon the average daily Managed Assets of the Fund as follows:

                                                                      FUND-LEVEL
AVERAGE DAILY MANAGED ASSETS                                            FEE RATE
--------------------------------------------------------------------------------
For the first $500 million                                                .7000%
For the next $500 million                                                 .6750
For the next $500 million                                                 .6500
For the next $500 million                                                 .6250
For Managed Assets over $2 billion                                        .6000
================================================================================

Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily Managed Assets of the Fund as follows:

                                                                      MANAGEMENT
AVERAGE DAILY MANAGED ASSETS                                            FEE RATE
--------------------------------------------------------------------------------
For the first $500 million                                                .9000%
For the next $500 million                                                 .8750
For the next $500 million                                                 .8500
For the next $500 million                                                 .8250
For Managed Assets over $2 billion                                        .8000
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Security Capital Research & Management Incorporated ("Security Capital"), under which Security Capital manages the investment portfolio of the Fund. Security Capital is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first ten years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
NOVEMBER 30,                                     NOVEMBER 30,
--------------------------------------------------------------------------------
2001*                        .30%                     2007                  .25%
2002                         .30                      2008                  .20
2003                         .30                      2009                  .15
2004                         .30                      2010                  .10
2005                         .30                      2011                  .05
2006                         .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2011.

Notes to
    FINANCIAL STATEMENTS (continued)



Subadvisor Acquisition

On November 24, 2003, Banc One Investment Advisors Corporation, an indirect, wholly-owned subsidiary of Bank One Corporation acquired Security Capital. Pursuant to the Investment Company Act of 1940, the change in ownership of Security Capital caused the existing sub-advisory agreement to terminate, and shareholders of the Fund were required to approve a new subadvisory agreement with Security Capital. At the Fund's annual shareholder meeting on January 20, 2004, shareholders approved the new sub-advisory agreement.

On July 1, 2004, Bank One Corporation was merged with JPMorgan Chase & Co. As a result of the merger, Security Capital became part of JPMorgan Fleming Asset Management. JPMorgan Fleming Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include JPMorgan Investment Management Inc. and its affiliates, including, without limitation, Banc One Investment Advisors Corporation, Banc One High Yield Partners, LLC, Security Capital Research & Management Incorporated, and JPMorgan Alternative Asset Management, Inc. As the merger was not deemed to cause a change in control of the Fund's Sub-Adviser, shareholder approval of a new sub-advisory agreement was not necessary.

6. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Fund declared a distribution of $.1350 per Common share which was paid on February 1, 2005, to shareholders of record on January 15, 2005.

Adviser Merger

Effective January 1, 2005, the Adviser and its affiliate, Nuveen Advisory Corp. ("NAC"), were merged into Nuveen Asset Management ("NAM"), also a wholly owned subsidiary of Nuveen. As a result of the merger, NAM is now the adviser to all funds previously advised by either NAC or the Adviser.

Announcement Regarding Parent Company of Adviser

After the close of trading on the New York Stock Exchange on January 31, 2005, The St. Paul Travelers Companies, Inc. announced that it intended to explore strategic alternatives to divest its equity stake in Nuveen.

Financial
       HIGHLIGHTS

                        Financial
                               HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:
                                                        Investment Operations
                                 ----------------------------------------------------------------------
                                                              Distributions    Distributions
                                                                   from Net             from
                                                                 Investment          Capital
                                                                  Income to         Gains to
                    Beginning                                       Taxable          Taxable
                       Common                           Net       Auctioned        Auctioned
                        Share           Net       Realized/       Preferred        Preferred
                    Net Asset    Investment      Unrealized          Share-           Share-
                        Value      Income(a)     Gain (Loss)        holders+         holders+     Total
=======================================================================================================
Year Ended 12/31:
2004(b)                $18.57         $ .88           $4.56           $(.05)           $(.04)     $5.35
2003(c)                 17.30           .12            1.38            (.01)              --       1.49

Year Ended 10/31:
2003                    13.56           .85            4.38            (.05)            (.02)      5.16
2002(d)                 14.33          1.02            (.46)           (.07)            (.02)       .47
=======================================================================================================
                                Less Distributions                                                             Total Returns
                    ------------------------------------------                                            ----------------------
                                                                      Offering
                                                                     Costs and
                           Net                                         Taxable                                           Based
                    Investment    Capital                            Auctioned        Ending                                on
                     Income to   Gains to       Tax                  Preferred        Common               Based        Common
                        Common     Common    Return                      Share         Share    Ending        on     Share Net
                        Share-     Share-        of               Underwriting     Net Asset    Market    Market         Asset
                       holders    holders   Capital     Total        Discounts         Value     Value     Value**       Value**
================================================================================================================================
Year Ended 12/31:
2004(b)                  $(.69)     $(.63)    $(.14)   $(1.46)           $  --        $22.46    $20.75     19.80%        30.12%
2003(c)                   (.01)      (.08)     (.13)     (.22)              --         18.57     18.73      6.49          8.69

Year Ended 10/31:
2003                      (.97)      (.41)     (.04)    (1.42)              --         17.30     17.81     35.40         39.80
2002(d)                   (.89)      (.25)       --     (1.14)            (.10)        13.56     14.40      3.30          2.09
================================================================================================================================
                                                         Ratios/Supplemental Data
                    -------------------------------------------------------------------------------------------------
                                      Before Credit/Reimbursement         After Credit/Reimbursement***
                                     -------------------------------     ------------------------------
                                                      Ratio of Net                       Ratio of Net
                                       Ratio of         Investment         Ratio of        Investment
                         Ending        Expenses          Income to         Expenses         Income to
                            Net      to Average            Average       to Average           Average
                         Assets      Net Assets         Net Assets       Net Assets        Net Assets
                     Applicable      Applicable         Applicable       Applicable        Applicable      Portfolio
                      to Common       to Common          to Common        to Common         to Common       Turnover
                    Shares (000)         Shares++           Shares++         Shares++          Shares++         Rate
=====================================================================================================================
Year Ended 12/31:
2004(b)                $631,979            1.34%              4.13%             .94%             4.52%            14%
2003(c)                 522,576            2.31*              4.07*            1.91*             4.47*             2

Year Ended 10/31:
2003                    486,814            2.51               5.17             2.09              5.59             26
2002(d)                 381,290            2.12*              6.71*            1.72*             7.11*            37
=====================================================================================================================
                            Cumulative Taxable Auctioned
                             Preferred at End of Period
                      --------------------------------------
                        Aggregate    Liquidation
                           Amount     and Market       Asset
                      Outstanding          Value    Coverage
                             (000)     Per Share   Per Share
============================================================
Year Ended 12/31:
2004(b)                  $172,000        $25,000    $116,857
2003(c)                   172,000         25,000     100,956

Year Ended 10/31:
2003                      172,000         25,000      95,758
2002(d)                   172,000         25,000      80,420
============================================================

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) As discussed in the accompanying notes to financial statements, the Fund changed its method of presentation for net interest expense on interest rate swap transactions. The effect of this reclassification was to increase Net Investment Income by $0.15 per share with a corresponding decrease in Net Realized/Unrealized Investment Gain (Loss), a decrease in each of the Ratios of Expenses to Average Net Assets Applicable to Common Shares by 0.77% with a corresponding increase in each of the Ratios of Net Investment Income to Average Net Assets Applicable to Common Shares.
(c)  For the period November 1, 2003 through December 31, 2003.
(d) For the period November 15, 2001 (commencement of operations) through October 31, 2002.
*    Annualized.
** Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++   o    Ratios do not reflect the effect of dividend payments to Taxable
          Auctioned Preferred shareholders.
     o Income ratios reflect income earned on assets attributable to Taxable Auctioned Preferred shares.
     o For periods ended prior to December 31, 2004, each Ratio of Expenses to Average Net Assets Applicable to Common Shares and each Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares included the effect of the net interest expense incurred on interest rate swap transactions as follows:
          Year Ended 12/31:
             2003(c)                .91*
          Year Ended 10/31:
             2003                  1.03
             2002(d)                .68*

                                 See accompanying notes to financial statements.


                                  24-25 SPREAD

Board Members
      AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Funds is currently set at eight. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1)    Chairman of        1994    Chairman and Director (since 1996) of Nuveen Investments,             153
3/28/49                        the Board                  Inc. and Nuveen Investments, LLC; Director (since 1992) and
333 W. Wacker Drive            and Trustee                Chairman (since 1996) of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp. (3); Chairman and Director (since
                                                          1997) of Nuveen Asset Management; Director (since 1996)
                                                          of Institutional Capital Corporation; Chairman and Director
                                                          (since 1999) of Rittenhouse Asset Management, Inc.;
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Board member       1997    Private Investor and Management Consultant.                           153
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (1989) as Senior Vice President of The Northern               153
7/29/34                                                   Trust Company; Director, Community Advisory Board for
333 W. Wacker Drive                                       Highland Park and Highwood, United Way of the North
Chicago, IL 60606                                         Shore (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       153
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire Group, a publicly held company; Adjunct Faculty Member,
Chicago, IL 60606                                         University of Iowa; Director, Gazette Companies; Life Trustee
                                                          of Coe College; Director, Iowa College Foundation; formerly,
                                                          Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean and Distinguished Professor of Finance, School of                153
3/6/48                                                    Business at the University of Connecticut (since 2003);
333 W. Wacker Drive                                       previously Senior Vice President and Director of Research
Chicago, IL 60606                                         at the Federal Reserve Bank of Chicago (1995-2003);
                                                          Director, Credit Research Center at Georgetown University;
                                                          Director of Xerox Corporation (since 2004).


                                       26

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Chairman, formerly, Senior Partner and Chief Operating                153
9/24/44                                                   Officer, Miller-Valentine Partners Ltd., a real estate
333 W. Wacker Drive                                       investment company; formerly, Vice President, Miller-Valentine
Chicago, IL 60606                                         Realty, a construction company; Director, Chair of the Finance
                                                          Committee and Member of the Audit Committee of Premier
                                                          Health Partners, the not-for-profit parent company of Miami
                                                          Valley Hospital; President of the Dayton Philharmonic Orchestra
                                                          Association; Director and Immediate Past Chair, Dayton
                                                          Development Coalition; formerly, Member, Community
                                                          Advisory Board, National City Bank, Dayton, Ohio and
                                                          Business Advisory Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     153
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994)
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine             Board member       2005    Senior Vice President for Business and Finance (since 1997),          153
1/22/50                                                   Northwestern University; Director (since 2003), Chicago
333 W. Wacker Drive                                       Board of Options Exchange; Director (since 2003), National
Chicago, IL 60606                                         Mentor Holdings, a privately-held, national provider of home and community-based services; Chairman (since 1997), Board of Directors, Rubicon, an insurance company owned by
                                                          Northwestern University; Director (since 1997), Evanston
                                                          of Commerce and Evanston Inventure, a business development organization.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               153
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (since 2002), General Counsel and
                                                          Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp. (3);
                                                          Managing Director (since 2002), Assistant Secretary
                                                          and Associate General Counsel, formerly, Vice President
                                                          (since 2000), of Nuveen Asset Management; Managing
                                                          Director (since 2004) and Assistant Secretary (since
                                                          1994) of Nuveen Investments, Inc.; Assistant Secretary
                                                          of NWQ Investment Management Company, LLC (since 2002);
                                                          Vice President and Assistant Secretary of Nuveen
                                                          Investments Advisers Inc. (since 2002); Managing
                                                          Director, Associate General Counsel and Assistant
                                                          Secretary of Rittenhouse Asset Management, Inc.
                                                          (since 2003); Chartered Financial Analyst.


                                       27


Board Members
       AND OFFICERS (CONTINUED)

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos             Vice President     2004    Managing Director (since 2005), previously, Vice President            153
9/22/63                                                   (since 2002), formerly, Assistant Vice President (since 1999)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Chartered Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 153
2/3/66                         and Assistant              President (since 2000), previously, Associate of Nuveen
333 W. Wacker Drive            Secretary                  Investments, LLC.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President of Nuveen Investments, LLC (since 1999),               153
11/28/67                       and Treasurer              prior thereto, Assistant Vice President (since 1997); Vice
333 W. Wacker Drive                                       President and Treasurer of Nuveen Investments, Inc. (since
Chicago, IL 60606                                         1999); Vice President and Treasurer of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp (since 1999) (3); Vice
                                                          President and Treasurer of Nuveen Asset Management
                                                          (since 2002) and of Nuveen Investments Advisers Inc. (since
                                                          2002); Assistant Treasurer of NWQ Investment Management
                                                          Company, LLC (since 2002); Vice President and Treasurer of
                                                          Nuveen Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     2000    Vice President (since 2002) and Assistant General Counsel             153
9/24/64                        and Secretary              (since 1998), formerly, Assistant Vice President (since 1998) of
333 W. Wacker Drive                                       Nuveen Investments, LLC; Vice President (since 2002)
Chicago, IL 60606                                         and Assistant Secretary (since 1998), formerly, Assistant
                                                          Vice President of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp. (3); Vice President and Assistant
                                                          Secretary (since 2002) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004) formerly, Vice President of            153
10/24/45                                                  Nuveen Investments, LLC; Managing Director (since 2004)
333 W. Wacker Drive                                       formerly, Vice President (since 1998) of Nuveen Advisory Corp.
Chicago, IL 60606                                         and Nuveen Institutional Advisory Corp. (3); Managing Director
                                                          (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002) of Nuveen Investments,                 153
3/2/64                                                    LLC; Managing Director (since 2001), formerly Vice President
333 W. Wacker Drive                                       of Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp. (since 1995) (3); Managing Director of Nuveen Asset
                                                          Management (3) (since 2001); Vice President of Nuveen
                                                          Investment Advisers Inc. (since 2002); Chartered Financial
                                                          Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         153
5/31/54                        and Controller             of Nuveen Investments, LLC and, formerly, Vice President and
333 W. Wacker Drive                                       Funds Controller (since 1998) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.


                                       28

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    153
3/22/63                                                   LLC, previously Assistant Vice President (since 1999);
333 W. Wacker Drive                                       prior thereto, Associate of Nuveen Investments, LLC;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President (since 1999), previously, Assistant Vice               153
8/27/61                                                   President (since 1993) of Nuveen Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             153
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive            Secretary                  Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp. (3); Assistant Secretary of Nuveen
                                                          Investments, Inc. and (since 1997) Nuveen Asset Management,
                                                          Vice President (since 2000), Assistant Secretary and Assistant
                                                          General Counsel (since 1998) of Rittenhouse Asset
                                                          Management, Inc.; Vice President and Assistant
                                                          Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Assistant Secretary of NWQ Investment
                                                          Management Company, LLC (since 2002).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
       EASILY AND CONVENIENTLY

Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION



Effective Jan. 1, 2005, the asset management services and operations of Nuveen Advisory Corp. (NAC) and Nuveen Institutional Advisory Corp (NIAC) became part of Nuveen Asset Management (NAM). This internal consolidation is intended to simplify the delivery of services to the investment management clients of Nuveen Investments. It does not affect the investment objectives or portfolio management of any Fund.

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

The Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2004, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

MARKET YIELD (ALSO KNOWN AS DISTRIBUTION YIELD OR CURRENT YIELD): Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. REIT distributions received by the Fund are generally comprised of investment income, long-term and short-term capital gains and a REIT return of capital. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL


The Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS

Photo of: 2 women looking at a photo album.

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing more than $115 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.



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EAN-A-1204D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR. Mr. Evans has served as the registrant's audit committee financial expert from July 26, 2004 to the end of the reporting period on December 31, 2004.

Prior to July 26, 2004, William E. Bennett, who was "independent" for purposes of Item 3 of Form N-CSR, served as the audit committee financial expert. Mr. Bennett unexpectedly resigned from the Board effective April 30, 2004. Accordingly for this reporting period, the registrant did not have a designated "audit committee financial expert" from July 1, 2004 to July 26, 2004.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Bennett was formerly Executive Vice President and Chief Credit Officer of First Chicago Corporation and its principal subsidiary, The First National Bank of Chicago. As part of his role as Chief Credit Officer, Mr. Bennett set policy as to accrual of assets/loans; designated performing/non-performing assets; set the level of reserves against the credit portfolio; and determined the carrying value of credit related assets and exposure. Among other things, Mr. Bennett was also responsible for the oversight of the internal analysis function including setting ground rules for the review and preparation of financial analysis and financial statements for use in making credit and risk decisions for clients. Mr. Bennett has significant experience reviewing, analyzing and evaluating financial statements of domestic and international companies in a variety of industries with complex accounting issues.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                         Nuveen Real Estate Income Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

                            AUDIT FEES BILLED            AUDIT-RELATED FEES                  TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED                TO FUND                   BILLED TO FUND                 BILLED TO FUND           BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
December 31, 2004                $ 18,000                        $ 0                         $ 3,800                  $ 3,550
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                   N/A                         0%                              0%                       0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
December 31, 2003 *               $ 6,300                        $ 0                             $ 0                    $ 850
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                   N/A                         0%                              0%                       0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2003                 $ 15,677                        $ 0                        $ 10,170                  $ 3,250
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                   N/A                         0%                              0%                       0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

*Nuveen Real Estate Income Fund changed its fiscal year end from October 31 to December 31, therefore, these numbers represent the period 11/1/03 - 12/31/03.

The above "All Other Fees" are fees paid to audit firms to perform agreed upon procedures required by the rating agencies to rate fund preferred shares. The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Institutional Advisory Corp. ("NIAC" or the "Adviser"), and any entity controlling, controlled by or under common control with NIAC ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

FISCAL YEAR ENDED                                   AUDIT-RELATED FEES            TAX FEES BILLED TO               ALL OTHER FEES
                                                   BILLED TO ADVISER AND              ADVISER AND                 BILLED TO ADVISER
                                                      AFFILIATED FUND               AFFILIATED FUND              AND AFFILIATED FUND
                                                     SERVICE PROVIDERS             SERVICE PROVIDERS              SERVICE PROVIDERS
-----------------------------------------------------------------------------------------------------------------------------------
December 31, 2004                                          $ 0                             $ 0                           $ 0
-----------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                         0%                              0%                            0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------------------------
December 31, 2003 *                                        $ 0                             $ 0                           $ 0
-----------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                        N/A                             N/A                           N/A
pursuant to
pre-approval
October 31, 2003                                           $ 0                             $ 0                           $ 0
-----------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                        N/A                             N/A                           N/A
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------------------------

*Nuveen Real Estate Income Fund changed its fiscal year end from October 31 to December 31, therefore, these numbers represent the period 11/1/03 - 12/31/03.

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

FISCAL YEAR ENDED                                              TOTAL NON-AUDIT FEES
                                                               BILLED TO ADVISER AND
                                                              AFFILIATED FUND SERVICE         TOTAL NON-AUDIT FEES
                                                              PROVIDERS (ENGAGEMENTS          BILLED TO ADVISER AND
                                                              RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                                 TOTAL NON-AUDIT FEES        OPERATIONS AND FINANCIAL         PROVIDERS (ALL OTHER
                                    BILLED TO FUND            REPORTING OF THE FUND)              ENGAGEMENTS)                TOTAL
------------------------------------------------------------------------------------------------------------------------------------
December 31, 2004                      $  7,350                          $ 0                           $ 0                  $  7,350
December 31, 2003 *                       $ 850                          $ 0                           $ 0                     $ 850
October 31, 2003                       $ 13,420                          $ 0                           $ 0                  $ 13,420

*Nuveen Real Estate Income Fund changed its fiscal year end from October 31 to December 31, therefore, these numbers represent the period 11/1/03 - 12/31/03.

Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans and William J. Schneider.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Schedule I in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, the Adviser would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new directors or trustees and reserves the right to interview all candidates and to make the final selection of any new directors or trustees.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf. and there were no amendments during the period covered by this report (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.).

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Real Estate Income Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: March 9, 2005
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: March 9, 2005
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: March 9, 2005
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.